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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of the earliest event reported): August 16, 2004

                                  ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                  0-12500                   13-3145265
(State or other Jurisdiction of     (Commission             (IRS Employer No.)
 Identification Incorporation)      File Number)

                      11767 KATY FREEWAY, HOUSTON, TX 77079
                    (Address of Principal Executive Offices)


                                  713-621-3882
              (Registrant's Telephone Number, including Area Code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated August 16, 2004, reporting the restatement of financial results for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003.

ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

On August 16, 2004, Isramco, Inc. issued a press release reporting the restatement of its financial results for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The information on this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused his report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE: AUGUST 19, 2004                       ISRAMCO, INC.

                                            BY: /S/ HAIM TSUFF,

                                            HAIM TSUFF,
                                            CHIEF EXECUTIVE OFFICER